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EXHIBIT 10.50

                       Deed of Guarantee

DATED the 26th day of March 1998.

BETWEEN

INDO-PACIFIC ENERGY LTD a company with an office at 1200-1090
West Pender Street, Vancouver, British Columbia V6E 2N7 ("the
Guarantor")

AND

INDO-PACIFIC ENERGY PTY LTD (ACN 012 556 310) a company with an office at 15th Floor, 1 King William Street, Adelaide, South
Australia 5000 ("the Company")

AND

BORAL ENERGY RESOURCES LIMITED (ACN 007 845 338) a company with an office at 60 Hindmarsh Square, Adelaide, South Australia
("Boral")

(Boral being referred to as "the Principal")

RECITALS

A.   The Principal together with Petroz NL and Santos (BOL) Pty
Ltd. are the registered holders of Exploration Permit WA-199-P
("Permit") issued pursuant to the Act.

B.   The Principal is party to the Joint Venture Operating
Agreement dated 22 May 1986 ("JVOA") which governs activities in the Permit.

C. The Company has acquired an interest in the Permit and the JVOA pursuant to a Farmin Agreement dated 26 March 1998 ("Farmin
Agreement").

D.   The Guarantor is the ultimate parent company of the Company.

E. Under the Farmin Agreement, the Guarantor has agreed to enter into this Deed.

NOW THIS DEED WITNESS that the Guarantor, in consideration of the promises and with the concurrence of the Company, GUARANTEES to the Principal the due and proper performance and observance by the Company of the obligations of the Company under the JVOA, the Farmin Agreement, the Permit and the discharge of the liabilities of the Company under the JVOA AND in pursuance of this Guarantee UNDERTAKES AND AGREES with the Principal as follows:

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1.   In the event of any breach by the Company of the provisions of the Farmin Agreement, the Guarantor will in accordance with the Farmin Agreement:

(a) Pay to the Principal on demand any and all sums of money then due under the JVOA on account of its Percentage interests;
and

(b) if and to the extent requested by the Principal, undertake, carry out and complete the obligations of the Company under the Farmin Agreement as insofar as the Company has failed to do so;
and

(c) pay to the Principal any sum due to it by way of compensation arising from or caused by or connected with the breach of the Farmin Agreement.

2. For the purposes of clause 1(b), the Guarantor shall be substituted for the Company as the party to the JVOA to the intent that the Guarantor shall be subject to the obligations and liabilities and entitled to the rights of the Company as that party (including liability in respect of any breach of the of the provisions of the JVOA whether occurring before or after the substitution) in all respects as if the Guarantor had been named as the party to the JVOA instead of the Company.

3. This Deed of Guarantee shall be a continuing guarantee until the obligations and liabilities of the Company under the JVOA or the Farmin Agreement shall in all respects have been performed, observed and discharged.

4. The liability of the Guarantor under this Deed of Guarantee shall not in any way be discharged, affected or impaired for any reason whatsoever whether by variation of any of the provisions of the JVOA or the granting of time or indulgence to the Company or the waiving by or on behalf of the Principal or any breach, failure or default whatsoever on the part of the Company or the Guarantor or otherwise howsoever.

5. Any demand or request to be made on the Guarantor shall be deemed to have been duly made if it is in writing signed by or on behalf of the Principal delivered by hand or sent by prepaid post or by facsimile transmission addressed to the Guarantor at its address hereinbefore referred. The provisions of the Farmin Agreement dealing with giving of notices shall apply under this Deed of Guarantee.

6. The Guarantor shall pay all stamp duty payable in respect of this Deed of Guarantee.




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7.   This Deed of Guarantee shall in all respects be governed by and construed in accordance with the laws of the State of South
Australia and each party submits to the jurisdiction of the Courts of that State.

8. Words used in this Deed of Guarantee which are defined in the JVOA shall have the same meaning given to them in the JVOA.

9. This Deed may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Any signature page of a counterpart may be detached from it without impairing the legal effect of the signature on it and attached to another counterpart identical in form but having attached to it one or more additional signature pages signed by the other Parties.

     Forthwith upon execution by it of a counterpart of this Deed, each Party shall cause a facsimile copy of the signature page of the counterpart to be transmitted to each of the other
Parties and each Party shall:

(a) be bound by this Deed from the time the last of the said counterparts has been successfully transmitted; and

(b) forthwith post an originally executed signature page to each other Party of the counterpart executed by it.

EXECUTED as an Agreement.

THE COMMON SEAL of                 )
BORAL ENERGY RESOURCES LIMITED     )
was affixed in accordance with     )
its articles of association:       )

/s/ W. Fowler                      /s/ Robbert Willinck
Signature of Authorised Person     Signature of Authorised Person

Secretary                          Director
Office Held                        Office Held

W. Fowler                          Robbery Willinck
Name of authorised person          Name of authorised person

THE COMMON SEAL of                 )
INDO-PACIFIC ENERGY PTY LIMITED    )
was affixed in accordance with     )
its articles of association:       )

Jeffery Phillip Lean
Name of Authorised Person
/s/ J.P. Lean


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I confirm that I have witnessed the affixing of
The Seal in the capacity of sole Director and Sole Secretary of the company.

SIGNED for and on behalf of             )
INDO-PACIFIC ENERGY LIMITED             )
by its duly authorised attorney under   )
power in the presence of:               )

/s/ Jenni Lean                     /s/ D.J. Bennett
Witness                            Director